[front cover]


[logo] STATE STREET RESEARCH

Government Income Fund

[photo of partial clock face]
This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.



A bond fund focusing on
U.S. government securities.


Prospectus
March 1, 1998
(as supplemented August 1, 1998)

Who May Want to Invest
-------------------------------------------------------------------------------

State Street Research Government Income Fund is designed for investors who seek one or more of the following:

[bullet] a relatively conservative investment for income

[bullet] a bond fund that emphasizes highly creditworthy U.S. government securities

[bullet] a fund to complement a portfolio of more aggressive investments

The fund is NOT appropriate for investors who:

[bullet] want to avoid even moderate volatility

[bullet] are seeking high growth or maximum income

[bullet] are investing emergency reserve money


The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Contents                                                                      1
-------------------------------------------------------------------------------

        2       The Fund

                The fund's goal and strategy, main
                risks, expenses and performance,
                plus financial highlights

        12      Your Account

                Managing your State Street Research
                investments

        12      Opening an Account

        12      Choosing a Share Class

        14      Sales Charges

        16      Policies for Buying Shares

        18      Policies for Selling Shares

        20      Account Policies

        21      Distributions and Taxes

        23      Investor Services

        24      Fund Details

                The fund's business structure
                and dealer compensation, plus
                additional policies

        26      Other Securities and Risks

                Information on additional
                portfolio securities and
                practices, and the risks
                associated with them

Back Cover      For Additional Information

2                                                                      The Fund
-------------------------------------------------------------------------------

[graphic of chesspiece] Goal and Strategy

Fundamental Goal  The fund seeks high current income.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in U.S. government securities. These may include debt securities of such issuers as:

[bullet] the U.S. Treasury

[bullet] the Government National Mortgage Association (Ginnie Mae)

[bullet] the Federal National Mortgage Association (Fannie Mae)

[bullet] the Federal Home Loan Mortgage Corporation (Freddie Mac)

[bullet] the Resolution Funding Corporation

The fund may also invest in STRIPS, securities offered by the government in which the principal and interest components of U.S. Treasury bonds trade separately from each other.

The fund may invest up to 35% of total assets in other government and private securities. These may include mortgage-related securities (securities that represent interests in pools of mortgages) that are issued by investment banks and insurance companies. At the time of purchase these securities are in the highest rating category (Standard & Poor's AAA or Moody's Aaa) or if unrated are the equivalent. The fund may also invest in foreign securities, asset-backed securities and trust certificates (securities representing interest in pools of U.S. government loans), as well as custodial receipts, which are similar to STRIPS but are privately issued.

In managing its portfolio, the fund attempts to balance sensitivity to interest rate movements with the potential for yields. Although the fund may invest in securities of any maturity, it generally invests in those with medium- to long-term remaining maturities in order to obtain higher yields. Securities with longer maturities, however, tend to be more sensitive to interest rate changes. Thus at times the fund may invest in short-term and other types of securities. In addition, the fund may emphasize securities of different sectors -- for example, U.S. Treasuries or mortgage-related securities, both for reasons of yield and of interest rate sensitivity.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

                                                                               3
                                                                             ---
[graphic of traffic sign] Portfolio Risks

Because the fund invests primarily in bonds and other debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

In general, the price of a bond will move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a bond's price to rise). Also, STRIPS can be highly volatile.

[graphic of magnifying glass and page]
U.S. Government
Securities and
Credit Quality

The term "U.S. government securities" covers securities from a range of issuers. These include the federal government itself, various agencies and certain organizations created through legislation. Some of these issuers are actually private (or partly so) but have a special relationship with the government.

Treasury securities are direct obligations of the U.S. Treasury, and are backed by the full faith and credit of the federal government. This is recognized as the strongest form of credit backing in the U.S.

Some securities that are not issued by the U.S. Treasury carry the government's full faith and credit backing as to principal or interest, although they are not actually direct obligations of the government. Other securities are backed by the issuer's right to borrow up to a certain amount from the U.S. Treasury, while some are backed only by the credit of the issuing organization itself or by a pledge that the government would intervene in the event of a default.

While there are different shades of credit quality to these securities, government securities as a group are considered highly creditworthy. Of course, credit quality only pertains to the risk of default; the market value of these securities will still change with movements in interest rates and other factors.

4                                                            The Fund continued
-------------------------------------------------------------------------------

Mortgage-related securities can offer attractive yields, but carry additional risks.The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the fund's non-U.S. government securities.

Information on other securities and risks appears on page 26.

A "snapshot" of the funds investments may be found in the current annual or semiannual report (see back cover).

[graphic of "The Thinker"]
Investment
Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $53 billion in assets under management (as of June 30, 1998), including more than $17 billion in mutual funds.

John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in March 1987. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963.

Investor Expenses                                                             5
-------------------------------------------------------------------------------
                                            Class descriptions begin on page 12
                                       ----------------------------------------

Shareholder fees are paid directly       Shareholder Fees (% of offering price)(1)       Class A  Class B     Class C(2) Class S(2)
by investors.                            ------------------------------------------------------------------------------------------
                                         Maximum front-end sales charge                  4.50     0.00        0.00       0.00
                                         Maximum deferred sales charge                   0.00(3)  5.00        1.00       0.00




Annual fund expenses are deducted        Annual Fund Expenses (% of average net assets)  Class A  Class B     Class C    Class S
from fund assets.                        ------------------------------------------------------------------------------------------
                                         Management fee(4)                               0.59     0.59        0.59       0.59
                                         Marketing/service (12b-1) fees(5)               0.25     1.00        1.00       0.00
                                         Other expenses                                  0.18     0.18        0.18       0.18
                                                                                         ----     ----        ----       ----
                                         Total annual fund expenses                      1.02     1.77        1.77       0.77
                                                                                         ====     ====        ====       ====


Example  Here is what you would pay      Year                                            Class A  Class B(6)  Class C(6) Class S
if you invested $1,000 over the years    ------------------------------------------------------------------------------------------
indicated. The example is for compari-   1                                                $55      $68/$18     $28/$18     $8
son only and does not represent the      3                                                $76      $86/$56     $56/$56    $25
fund's actual expenses, either past or   5                                                $99     $116/$96     $96/$96    $43
future(6).                               10                                              $164     $189/$189   $208/$208   $95


(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were desig-nated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) Reflects fee schedule which became effective August 1, 1998 as if it had been in place during the fund's previous fiscal year.

(5) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                                                          Financial Highlights
-------------------------------------------------------------------------------

The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.


                                                                               Years ended October 31
                                           -----------------------------------------------------------------------------------------
Class A                                      1988      1989     1990     1991     1992     1993     1994(2)  1995(2) 1996(2) 1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)      11.66     11.64    11.63    11.28    12.14    12.38    12.92    11.68    12.58    12.43
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Net investment income ($)                    1.12      1.05     0.96     0.93     0.90     0.84     0.81     0.83     0.81     0.80

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                    (0.03)      --     (0.35)    0.84     0.26     0.56    (1.26)    0.88    (0.17)    0.22
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from investment operations ($)         1.09      1.05     0.61     1.77     1.16     1.40    (0.45)    1.71     0.64     1.02
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Dividends from net investment income ($)    (1.11)    (1.06)   (0.96)   (0.91)   (0.91)   (0.84)   (0.79)   (0.81)   (0.79)   (0.80)

Distributions from capital gains ($)          --        --       --       --     (0.01)   (0.02)     --       --       --       --
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions ($)                     (1.11)    (1.06)   (0.96)   (0.91)   (0.92)   (0.86)   (0.79)   (0.81)   (0.79)   (0.80)
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value, end of year ($)            11.64     11.63    11.28    12.14    12.38    12.92    11.68    12.58    12.43    12.65
                                            =====     =====    =====    =====    =====    =====    =====    =====    =====    =====
Total return (3)(%)                          9.77      9.62     5.54    16.25     9.86    11.63    (3.58)   15.07     5.28     8.52

Ratios/Supplemental Data:

Net assets at end of year
($ thousands)                           1,529,640 1,134,786  894,074  762,517  798,705  868,556  638,418  655,045  584,313  524,565

Expense ratio (%)                            1.04      1.06     1.03     1.05     1.05     1.05     1.07     1.10     1.09     1.08

Ratio of net investment income to
average net assets (%)                       9.54      9.26     8.53     7.98     7.25     6.59     6.54     6.83     6.50     6.44

Portfolio turnover rate (%)                 59.63     65.48    63.30    29.20    97.33   103.49   134.41   105.57    88.79    124.95

                                                                               7
                                                                             ---

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class B                                            1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.91       11.66       12.55     12.40
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.30        0.72        0.73        0.71      0.70

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.24       (1.27)       0.87       (0.16)     0.22
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.54       (0.55)       1.60        0.55      0.92
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----

Total distributions ($)                           (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.91       11.66       12.55       12.40     12.61
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.32(4)    (4.38)      14.15        4.51      7.66

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)          26,578      52,319      87,908      95,218    97,253

Expense ratio (%)                                  1.81(5)     1.82        1.85        1.84      1.83

Ratio of net investment income to
average net assets (%)                             5.67(5)     5.86        6.01        5.75      5.68

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95


(1) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge.

(4) Not annualized.

(5) Annualized.


8                                                 Financial Highlights continued
--------------------------------------------------------------------------------

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class C (formerly Class D)                         1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.91       11.66       12.56     12.41
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.30        0.72        0.74        0.71      0.70

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.24       (1.27)       0.87       (0.16)     0.22
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.54       (0.55)       1.61        0.55      0.92
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Total distributions ($)                           (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.91       11.66       12.56       12.41     12.62
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.32(4)    (4.38)      14.24        4.51      7.65

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)          12,101      13,425      13,033      14,473    16,301

Expense ratio (%)                                  1.88(5)     1.82        1.85        1.84      1.83

Ratio of net investment income
to average net assets (%)                          5.59(5)     5.84        6.08        5.76      5.68

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95

                                                                               9
                                                                             ---

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class S (formerly Class C)                         1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.92       11.67       12.57     12.42
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.19        0.84        0.90        0.84      0.80

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.42       (1.27)       0.84       (0.17)     0.25
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.61       (0.43)       1.74        0.67      1.05
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.36)      (0.82)      (0.84)      (0.82)    (0.83)
                                                  -----       -----       -----       -----     -----
Total distributions ($)                           (0.36)      (0.82)      (0.84)      (0.82)    (0.83)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.92       11.67       12.57       12.42     12.64
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.82(4)    (3.42)      15.37        5.55      8.80

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)              36         203       5,036       7,767    32,115

Expense ratio (%)                                  0.80(5)     0.82        0.85        0.84      0.82

Ratio of net investment income to
average net assets (%)                             6.59(5)     8.01        6.79        6.78      6.66

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95


(1) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge.

(4) Not annualized.

(5) Annualized.

10                                                   Performance and Volatility
-------------------------------------------------------------------------------

                                                                                        As of October 31, 1997
                                                                                     ----------------------------
Average Annual Total Return(1)                                                       1 Year    5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------
                                   Class A (%)                                       3.64      6.21      8.16
                                   Class B (%)                                       2.66      6.12      8.28
                                   Class C (%)                                       6.65      6.45      8.29
                                   Class S (%)                                       8.80      7.41      8.77
                                   Merrill Lynch Government Master Index (%)         8.67      7.33      8.90
                                   Lipper General U.S. Government Funds Index (%)    8.04      6.07      7.82

[bar chart]

                                                               Years ended October 31
                                        ----------------------------------------------------------------------------
Class A Year-by-Year Total Return(1)    1988    1989    1990    1991    1992    1993    1994    1995     1996   1997
                                        9.77    9.62    5.54    16.25   9.86    11.63   (3.58)  15.07    5.28   8.52


(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes B and C involve higher marketing/service (12b-1) fees (as described on page 5), performance since that time is somewhat lower for these classes.

                                                                              11
                                                                             ---
[graphic of magnifying glass and page]
Understanding
Performance
and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The Merrill Lynch Government Master Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities. The Lipper General U.S. Govern-ment Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Merrill Lynch Government Master Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.

12                                                                 Your Account
-------------------------------------------------------------------------------

[graphic of a key]
Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[graphic of pencil and paper]
Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you






Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/ service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


(1) Before November 1, 1997, these were designated Class D.

may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.





Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program material)


(2) Before November 1, 1997, these were designated Class C.



[graphic of magnifying glass and page]
Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

14                                                       Your Account continued
-------------------------------------------------------------------------------

Sales Charges

Class A -- Front Load

when you invest          this % is       which equals
this amount              deducted        this % of
                         for sales       your net
                         charges         investment
------------------------------------------------------
Up to $99,999            4.50            4.71
$100,000 - $249,999      3.50            3.63
$250,000 - $499,999      2.50            2.56
$500,000 - $999,999      2.00            2.04
$1 million or more       see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load
                                   this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you             of sale, if lower) is deduct-
bought them                        ed from your proceeds
----------------------------------------------------------------
First year                         5.00
Second year                        4.00
Third year                         3.00
Fourth year                        3.00
Fifth year                         2.00
Sixth year or later                None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

                                                                              15
                                                                             ---

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.


Class C (Formerly Class D) -- Level Load

                         this % of net asset value
when you sell shares     at the time of purchase (or
in this year after you   of sale, if lower) is deduct-
bought them              ed from your proceeds
-------------------------------------------------------
First year               1.00
Second year or later     None


With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).


Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of adding machine]
Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.


Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account


Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

Buying Shares                                                                17
-------------------------------------------------------------------------------


                                   To Open an Account                      To Add to an Account

[graphic of     Through a          Consult your financial professional     Consult your financial professional
briefcase]      Financial          or your program materials.              or your program materials.
                Professional


By Mail         [graphic of        Make your check payable to "State       Fill out an investment slip from an account
                mailbox]           Street Research Funds." Forward the     statement, or indicate the fund name and account
                                   check and your application to State     number on your check. Make your check payable to
                                   Street Research.                        "State Street Research Funds." Forward the check
                                                                           and slip to State Street Research.


[graphic of     By Federal         Call to obtain an account number        Call State Street Research to obtain a control
building]       Funds Wire         and forward your application to         number. Instruct your bank to wire funds to:
                                   State Street Research. Wire funds       [bullet] State Street Bank and Trust Company, Boston, MA
                                   using the instructions at right.        [bullet] ABA: 011000028
                                                                           [bullet] BNF: fund name and share class you want to buy
                                                                           [bullet] AC: 99029761
                                                                           [bullet] OBI: your name and your account number
                                                                           [bullet] Control: the number given to you by State Street
                                                                                    Research


By Electronic   [graphic           Verify that your bank is a member       Call State Street Research to verify that the
Funds Transfer  of electrical      of the ACH (Automated Clearing          necessary bank information is on file for your
(ACH)           plug]              House) system. Forward your             account. If it is, you may request a transfer with
                                   application to State Street             the same phone call. If not, please ask State
                                   Research. Please be sure to include     Street Research to provide you with an EZ Trader
                                   the appropriate bank information.       application.
                                   Call State Street Research to
                                   request a purchase.


[graphic of     By Investamatic    Forward your application, with all      Call State Street Research to verify that
calendar]                          appropriate sections completed, to      Investamatic is in place on your account, or to
                                   State Street Research, along with a     request a form to add it. Investments are
                                   check for your initial investment       automatic once Investamatic is in place.
                                   payable to "State Street Research
                                   Funds."


By Exchange     [graphic of        Call State Street Research or visit     Call State Street Research or visit our Web Site.
                arrows]            our Web Site.


                                   State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                                   Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of adding machine]
Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

Selling Shares                                                               19
-------------------------------------------------------------------------------

                                   To Sell Some or All of Your Shares

[graphic of     Through a          Consult your financial professional or your program materials.
briefcase]      Financial
                Professional

By Mail         [graphic of        Send a letter of instruction, an endorsed stock power or share certificates (if you hold
                mailbox]           certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).


[graphic of     By Federal         Check with State Street Research to make sure that a wire redemption privilege, including a bank
building]       Funds Wire         designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)


By Electronic   [graphic           Check with State Street Research to make sure that the EZ Trader feature, including a bank
Funds Transfer  of electrical      designation, is in place on your account. Once this is established, you may place
(ACH)           plug]              your request to sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.


[graphic of     By Telephone       As long as the transaction does not require a written request (see facing page), you or your
telephone]                         financial professional can sell shares by calling State Street Research. A check will be mailed to you on the following business day.


By Exchange     [graphic of        Read the prospectus for the fund into which you are exchanging. Call State Street Research
                arrows]            or visit our Web Site.


[graphic of     By Systematic      See plan information on page 23.
calendar]       Withdrawal Plan

By Check        [graphic of        The checkwriting privilege is available for Class A shares only. If you have requested this
                check]             privilege on your application, you may write checks for amounts from $500 to $100,000.

                                   State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                                   Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of papers]
Account Policies

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account, and with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to

                                                                              21
                                                                             ---

accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[graphic of Uncle Sam]
Distributions and Taxes

Income and Capital Gains Distributions The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December, after the end of the fund's fiscal year, which is October 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of magnifying glass and page]
Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                                                                              23
                                                                             ---
[graphic of handshake]
Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                                                  Fund Details
--------------------------------------------------------------------------------

[graphic of column]
Business Structure

Formed in 1987, the fund is a diversified series of State Street Research Financial Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.60% of the first $500 million of net assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Service Center
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

                                                                              25
                                                                             ---

[graphic of check]
Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation                  Class A             Class B        Class C        Class S
-------------------------------------------------------------------------------------------------------
Initial commission (%)                       --                  4.00           1.00           0.00
Investments up to $100,000 (%)               4.00                --             --             --
$100,000 - $249,999 (%)                      3.00                --             --             --
$250,000 - $499,999 (%)                      2.00                --             --             --
$500,000 - $999,999 (%)                      1.75                --             --             --
First $1-3 million (%)                       1.00(1)             --             --             --
Next $2 million (%)                          0.50(1)             --             --             --
Next $1 and above (%)                        0.25(1)             --             --             --
Annual fee (%)                               0.25                0.25           0.90           0.00


Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.



(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                                                   Other Securities and Risks
-------------------------------------------------------------------------------

[graphic of certificates]
Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than

                                                                              27
                                                                             ---

for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's brokerage costs and may increase your tax liability.

Repurchase Agreements  The fund may buy securities with the understanding

28                                          Other Securities and Risks continued
-------------------------------------------------------------------------------

that
the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

Zero (or Step) Coupons A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Defensive Investing
During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.


Investment Limitations

                                                       Limitation at the time of investment
                                                       ------------------------------------
Practice                                               % of total assets    % of net assets
-------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other
than the U.S. government and its agencies)(1)             5(2)                  --

Investing in any given industry(1)                       25                     --

Lending securities                                       33-1/3                 --

Lending money(1)                                       Prohibited               --

Repurchase agreements                                    --                     30

Swap arrangements                                        --                      5


Security
-------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                               --                      5(3)

Other options contracts (for non-hedging purposes)       --                      5(3)

Illiquid securities                                      --                     15(4)

Restricted securities                                    10(5)                  --

Foreign securities                                       20(6)                  --


(1)  Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4)  Includes repurchase agreements extending over more than seven days.

(5)  Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers; includes a 5% total asset limitation on investments in developing countries.

Notes                                                                        29
-------------------------------------------------------------------------------

[back cover]

For Additional Information
-------------------------------------------------------------------------------

You can obtain a free copy of the
current annual/semiannual report
or SAI by contacting:

[logo] STATE STREET RESEARCH
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov


Control Number: 4702-980226(0399)SSR-LD



You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


prospectus
-------------------------------------------
GI-906E-0798